
NFL
HOF 19
Class of 2018

Hall of Fame Resort & Entertainment Company

Updated Investor Presentation – September 2019




59

Disclaimer

This investor presentation is for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Gordon Pointe Acquisition Corp. ("GPAQ") and HOF Village, LLC ("HOFV" or the "Company") assume no obligation to update the information in this presentation.

This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by the Advisor. This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction. This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAQ's and HOFV's estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of GPAQ and/or GPAQ Acquisition Holdings, Inc. ("Holdings") to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included herein including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the "SEC") by GPAQ and Holdings. In addition, the allocation of equity in the newly merged public company identified in these materials assumes that there will be approximately $117.0 million in the GPAQ trust account at closing, which itself assumes no material redemptions prior to the closing absent corresponding equity financing.

Disclaimer (continued)

Use of non-GAAP Financial Measures

This presentation includes non-GAAP financial measures of the combined company including forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA. In this presentation, "EBITDA" means net income (loss) before interest expense, income taxes and depreciation and amortization. "Adjusted EBITDA" means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder's fee (both of which will cease following closing of the merger) and other non-cash items such as non-cash-unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. "Annualized run-rate EBITDA" means "EBITDA" projected over an annualized period. We have presented forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA in this presentation because we consider them key measures used by the combined company's management to understand and evaluate HOFV's operating performance and trends, to prepare and approve the combined company's annual budget and to develop short-term and long-term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate EBITDA, adjusted EBITDA and annualized run-rate EBITDA differently than we do. HOFV and GPAQ are unable to reconcile the forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward-looking basis.

Additional Information about the Transaction and Where to Find It

For additional information on the proposed transaction, see GPAQ's Current Report on Form 8-K filed with the SEC on September 17, 2019. The proposed transaction will be submitted to shareholders of GPAQ for their approval. In connection with the proposed business combination, Holdings will file with the SEC a registration statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of HOFV Village Newco, LLC at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive registration statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of GPAQ and HOF Village Newco, LLC are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement, which will contain important information about the proposed business combination and the parties to it. The registration statement and definitive proxy statement will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ's and HOF Village Newco, LLC's participants in the solicitation, which may, in some cases, be different than those of GPAQ's and HOF Village Newco, LLC's equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Relevant Transaction Overview

Transaction is fully supported by current equity holders, structured to support company growth and expected to close Q4 2019

Transaction Overview	• Gordon Pointe Acquisition Corp. (NASDAQ: GPAQ) to merge with Hall of Fame Village, LLC ("HOFV") • Combined company to be renamed Hall of Fame Resort & Entertainment Company (the "Company") • Combination of HOFV's live sports, entertainment, brands and content with GPAQ's access to public market financing to advance the growth strategy. • Meaningful ownership and support from the Pro Football Hall of Fame ("PFHOF")
Exceptional Projected Growth	• Phase II **forecasted annual Revenue and Adjusted EBITDA in excess of $150 million and $50 million** • Significant potential upside from additional growth verticals – Fantasy Sports, eGaming and Sports Betting[1] • **Debt-free balance sheet positions the Company to raise capital more efficiently**[2] • Anticipate funding Phase II costs with $215M of total debt[3]

Ownership	• **Current HOFV holders rolling 100% of equity**
	• Pro forma market cap equal to $413M[4]
	• Pro forma ownership expected immediately after closing[2]
	  • GPAQ founders and public shareholders: ~33%
	  • Existing Hall of Fame Village shareholders: ~67%
	• Up to 50% of GPAQ sponsor warrants will be given to the Pro Football Hall of Fame ("PFHOF") Players Program

Management & Governance	• Current CEO of HOFV, Mike Crawford, will lead the combined Company as Chief Executive Officer • 11-member Board of Directors - 5 designated by HOFV and GPAQ, 6 to be independent, with 1 independent jointly selected by Johnson Controls Inc. ("JCI") and HOFV
Approvals & Timing	• No minimum cash requirement to close the Transaction • **Expected to close Q4 2019**

1. Not included in base projections.
2. Assumes GPAQ cash in trust of $117.0 million. Assumes no redemptions. Does not include non-recourse securitization of $9.8M as of 12/2019
3. Assumes 11.1 million shares and an estimated Trust Value per Share equal to $10.58 at closing on 12/15/19.
4. Excludes $65M of TDD/TIF public financing. See appendix slide 25 for details.

Today's Participants

James Dolan
Chairman & Chief Executive Officer,
Gordon Pointe Acquisition Corp ("GPAQ")

- Chairman and Chief Executive Officer of Voyager Holdings
- Former Senior Executive Federated Investors, Inc.
- Will serve as Lead Director of the combined Company



Mike Crawford
Chief Executive Officer,
Hall of Fame Village, LLC ("HOFV")

- Former senior executive at Four Seasons and Walt Disney
- Led the design, development and operation of mixed-use Disney developments in Orlando, Anaheim, Tokyo and Shanghai
- Will lead the combined Company as CEO



Jason Krom
Chief Financial Officer,
Hall of Fame Village, LLC ("HOFV")

- Former CFO of Outdoor Products at Stanley Black & Decker
- Former Senior Finance Executive at Abercrombie & Fitch and The Hershey Company
- Will be the CFO of the combined Company



Compelling Investment Profile

1. Singular Opportunity to Invest in Powerful Brands
2. Leveraging Powerful Brands Across an Integrated Platform
3. Delivering Loyal Consumers One-of-a-Kind Experiences
4. Maximizing Media, Content & Sponsorship Opportunities
5. Outstanding Growth Profile with Preferential Tax Status
6. Exceptional Management with a Proven Track Record

Established Track Record

Mike Crawford's impressive track record leveraging powerful brands across integrated platforms and generating exceptional financial outcomes

Shanghai Disney (Pudong, Shanghai)



Four Seasons Resort The Nam Hai
(Hoi An, Vietnam)



Cirque du Soleil Theatre (Tokyo Disney Resort, Japan)



Downtown Disney (Disneyland, California)



Leveraging the Popularity of Professional Football

The Pro Football Hall Of Fame enjoys an unprecedented partnership with the NFL, one of the most valuable brands in sports and Americans' favorite sport[1]

Top Professional Sports Leagues by Revenue


League revenue estimated to be ~$15B in 2018
$13B
$9.5B
$5.3B
$4.8B
$3.7B
$2.8B
$2.2B
$1.9B
$1.5B
$1.1B
$1B
$977M
$676M
$601M
$555M
$550M
$482M
$461M
$440M
$373M
LaLiga
SERIE A
NBA
NFL
American football
Association football
Baseball
Basketball
Australian rules football
Ice hockey

Source: MarketWatch, 7/2/2016.

Global NFL Fans by Country (millions)


United States 115m
Mexico 23.3m
Brazil 19.7m
Canada 7.21m
South Korea 6.72m
Germany 6.66m
United Kingdom 5.73m
Spain 3.56m
Saudi Arabia 3.12m
Australia 2.64m
Argentina 2.06m
> 185 million NFL Fans globally and growing

Source: Statista, 2/3/2015 (based on data compiled by Global Web Index)

1. Based on Gallup Poll, 2018.

Leads to the Creation of a Powerful & Integrated Platform

Formidable Brand Foundation	**Leveraging the Popularity of Football and the Brand of the Pro Football Hall of Fame**
Powerful & Integrated Platform	**Exceptional Revenue and Adjusted EBITDA Growth with Phase II forecasted in excess of $150M and $50M, respectively**


Themed, Experiential Destination Resort
Media & Entertainment & Sponsorships
Themed Attractions
Hospitality
Live Entertainment
Sponsorships
Youth Sports Programming
Original Content

Significant Market Potential

The Village is situated to address Midwest shortages of themed attractions

- Driving distance for many in the Northeast
- ~32 million people live within 5 hours driving distance of the Village
- Direct flights to and from Canton / Akron airports from major NE & SE airports



West
Population: 77M
Parks: 6
Attendance: 46.2M
Midwest
Population: 68M
Parks: 3
Attendance: 9.9M
Johnson Controls
HALL OF FAME VILLAGE
Northeast
Population: 56M
Parks: 2
Attendance: 5.5M
South
Population: 122M
Parks: 8
Attendance: 81.7M
Southern California
Orlando
Top 20 Amusement Parks
Canton, Ohio

Direct Flights From:[1]

- New York City / Newark, NJ
- Washington, D.C
- Charlotte, NC
- Philadelphia, PA
- Chicago, IL
- Atlanta, GA
- Orlando, FL
- Tampa, FL
- Fort Myers, FL
- Houston, TX

1. Nonstop/direct flights from major airlines to Akron-Canton Airport (CAK).

Source: AECOM / TEA Global Attractions Report, U.S. Census (2016).

Strategic Location Taps Into NFL Fandom

The Village is positioned to tap into high levels of football fandom

- Nearly half of NFL franchises are located within an 8-hour drive
- Franchises of these 15 teams amount to $6.4B in annual revenues[(1)]

2018 Total Attendance per NFL Team

(Figures in thousands) — *Teams within 8-hour drive of location*

Team	Attendance	Team	Attendance
Dallas Cowboys	1,303	Miami Dolphins	1,062
New York Giants	*1,183*	*Detroit Lions*	*1,055*
Green Bay Packers	*1,164*	*Baltimore Ravens*	*1,053*
Philadelphia Eagles	*1,150*	San Francisco 49ers	1,052
New Orleans Saints	1,148	*Chicago Bears*	*1,050*
New York Jets	*1,131*	*Cleveland Browns*	*1,045*
Atlanta Falcons	1,119	*Washington Redskins*	*1,043*
Seattle Seahawks	1,118	*Pittsburgh Steelers*	*1,041*
Houston Texans	1,112	Jacksonville Jaguars	1,024
Kansas City Chiefs	1,107	Arizona Cardinals	1,018
Carolina Panthers	1,103	*Tennessee Titans*	*1,008*
Los Angeles Rams	1,102	*Indianapolis Colts*	*1,006*
Denver Broncos	1,092	Tampa Buccaneers	1,000
Minnesota Vikings	1,091	Oakland Raiders	955
Buffalo Bills	*1,073*	*Cincinnati Bengals*	*911*
New England Patriots	*1,069*	Los Angeles Chargers	804



Quebec City
MINNESOTA
Minneapolis
WISCONSIN
MICHIGAN
Toronto
Ottawa
Montreal
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
CT
IOWA
Chicago
Detroit
PENNSYLVANIA
Philadelphia
NY Jets,
NY Giants,
Baltimore Ravens
ILLINOIS
INDIANA
OHIO
Indianapolis
Kansas City
MISSOURI
WEST VIRGINIA
MARYLAND
DE
Washington
KENTUCKY
VIRGINIA
Nashville
TENNESSEE
OKLAHOMA
NORTH CAROLINA
Charlotte
ARKANSAS
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
Atlanta
GEORGIA
Dallas
Austin
Houston
LOUISIANA
New Orleans
Jacksonville
Orlando
Tampa
FLORIDA
Miami
Gulf of Mexico

Radius represents 8-hour drive from Canton ☆ Canton, Ohio

1. Source: ESPN.

The Village – A One-of-a-Kind Experience

Multi-Use, Year Round Attraction: Phases I, II and III… Just the Beginning



Johnson Controls
HALL OF FAME VILLAGE
1
2
3
4
5
6
7
A
B
C
D
Pro Football Hall of Fame
(Artistic Rendition)

Phase I is Complete *(2015 to 2018)*	Phase II is On-Going *(2019 to 2022)*	Phase III Has Significant Upside *(2021 to 2025)*

Phase I

$250 million of investment

1. **Tom Benson HOF Stadium**, a world-class, 23,000 seat, sports and entertainment stadium
2. **National Youth Football & Sports Complex**

HOF Media Company intends to produce exclusive content for all ages

Phase II

$268 million of investment with targeted completion by 2022

3. HOF Indoor Waterpark
4. Two Premium Hotels[1]
5. Constellation Center for Excellence (Office Building, Auditorium and Dining)
6. Center for Performance (Field House and Convention Center)
7. HOF Retail Promenade & themed attractions

Phase III

Expansion plans include addition of:

A. HOF Experience (immersive VR/AR attraction)
B. Luxury Hotel including retail space
C. Multi-Family Housing
D. Legends Landing (The first-ever assisted- and independent-living center intended for ex-NFL players, coaches and officials)

1. Second hotel development located in downtown Canton.

Phase II: Creating The Destination



Hall of Fame Waterpark

- Technology-driven, football-themed experiential attraction
- Indoor waterpark operating year-round


HOTEL

Hall of Fame Premium Hotel

- Upscale, football-themed hotel with ~180 rooms
- Approximately 10K sq. ft. of meeting space



Constellation Center For Excellence

- 75K sq. ft. office building
- Coaches University: Institute for the Integrity of Officiating and an Academy of Corporate Excellence


CENTER
for
PERFORMANCE

The Center For Performance

- Field House: multi-use, indoor sport & event facility
- Convention Center: 50K sq. ft. of convention space



Hall of Fame Retail Promenade

- Unique offering of restaurants and retail
- Including sports entertainment and themed, experiential offerings

Phase I Already Attracts Nearly 1 Million Visitors Annually

The Pro Football Hall of Fame


PRO FOOTBALL
HALL OF FAME



Tom Benson Hall of Fame Stadium







The National Youth Football & Sports Complex


HALL OF FAME

Stadium Programming Diversifying and Accelerating

New Best-in-Class Stadium Completed and Generating Revenue with Fast Growing Annual Programming

- PFHOF and the NFL planning the Centennial Weekend celebration in Canton and Tom Benson Stadium
- HOFV will target continued growth of concerts and festival events during 2020
- Signed 3-year deal to host BCFHOF Classic that will continue past 2020
- Two semi-pro Spring football leagues (MLFB and APL)

- **Kickoff to NFL's Centennial Celebration**
- **Provides additional meeting space availabilities for conventions**
- **Inaugural 2019 Black College Football Hall of Fame ("BCFHOF") Classic**
  - ♪ *CFL* performances by Imagine Dragons and LeAnn Rimes

- **The Ohio State Football Championships**
- **Inaugural World Youth Football Championships**
  - ♪ *CFL* performances by Pitbull and Maroon 5

NFL Hall of Fame Game and Enshrinement Weekend

***Concert for Legends ("CFL")* Aerosmith and Kid Rock**

2017 2018 2019 2020

Note: Forecasts are based on a number of assumptions and there can be no assurance that such forecasts will be achieved.

Youth Football & Sports Complex



8 State-of-the-art, multi-use fields

- 5 fields today, 3 being added with Phase II
- Driver of multi-day attendance – expected to draw 200K+ athletes and their families annually
- Hosts football, flag football, lacrosse, soccer, and rugby matches
- >**50% out-of-state** attendance


PRO FOOTBALL
HALL OF FAME
NATIONAL YOUTH
CHAMPIONSHIP
BANDITS

Opportunity to produce exclusive content from tournaments & camps

- Hosted the first annual HOF National Youth Football Championships – Coverage on CBS Sports Network
- According to Time Magazine, Youth Sports is a **$15 billion industry**

Note: Projections and forecasts are based on a number of assumptions and there can be no assurance that such projections and forecasts will be achieved.

Bringing Together World-Class Sponsors & Partners

Over $25 million in annual long-term sponsorship agreements expected by 2024

Johnson Controls

Founding Partner, Official Naming Rights Partner

Constellation. An Exelon Company

Official Energy Partner

First Data is now fiserv.

Official Processing and Payment Solutions Partner

PEPSICO

Official Soft Drink, Water, and Sports Hydration Partner

TURF NATION

Official Artificial Turf Partner

XENITH

Mexico City World Bowl Official Partner

Sponsorship Revenues (2020E – 2024E)

(USD in millions)


$9.5
$2.6
$6.9
$18.5
$11.0
$7.4
$26.9
$19.7
$7.2
2020E
2022E
2024E
Contracted
New

Unprecedented Access to the PFHOF Archives

Our partnership with The Pro Football Hall of Fame provides unprecedented access to the **Largest Football Collection in the World**


HALL OF FAME


HALL OF FAME



50 Million Pieces of
Photo, Video, Document Archives

Producing exclusive, football-focused programming

- Since December, HOF Productions produced 22 ½ hours of national broadcasts, including:
  - **National High School Football Signing Day**
  - **The World Bowl High School All American Game**

- Over the last 3 years HOFP has produced 250 hours of content in anticipation of the NFL's 100th season for a 10-hour documentary called: **"Football is America, America is Football"**

Content is “King”

- Creating programming in four primary categories:
  - **Feature films**
  - **Primetime television**
  - **Family shows**
  - **Kids programming**
- **Distribution of content across channels:** Direct-to-consumer products are shifting the media landscape shaping distribution across the spectrum, including national broadcast partnerships, streaming services and digital and social media
  - Demand for professional football content is high and growing
- **Building a world class media team**





Targeted Financial Growth - Phase I & II

(USD in millions)

Phase I
Alliance partnerships, stadium entertainment, youth sports and infrastructure

Phase II
Activation of significant assets – Waterpark, Hotels, Convention Center and Retail
Further monetizing Stadium, Youth Sports, Media and Alliance Partnerships

Phase III and Beyond

Total Revenue



$27.2
$71.6
$106.3
$135.8
$148.5(2)
$158.6(2)
2020E
2021E
2022E
2023E
2024E
2025E

Adjusted EBITDA[1]



($3.4)
$11.4
$29.4
$42.3
$50.1(2)
$55.9(2)
2020E
2021E
2022E
2023E
2024E
2025E

Phase III and further expansion plans to enable further growth within the approved 600-acre Tourism Development District. Phase III will include virtual reality, additional corporate attractions, a third hotel and run rate EBITDA of ~$100M[3]

Source: Preliminary Management estimates as of September 2019; subject to change. Actual results may differ materially from forecasts.

1. Excludes certain extraordinary non-recurring expenses. Adjusted EBITDA is a non-GAAP metric and is unlikely to be comparable to similar metrics presented by other companies. It should not be treated as a substitute for comparable GAAP financial metrics. Non-GAAP metrics have inherent limitations.
2. Current Phase I and II financial projections do not include the potential areas of growth defined in Phase III.
3. Phase III expected run-rate EBITDA is based on preliminary management estimates as of September 2019 and is subject to change. Actual results may differ materially from forecasts.

Diversified Future Revenue Streams

By 2024, the Company is expected to have ~$150M of annual revenue across nine streams including sports, attractions, media, hotels and retail

2024E Revenue Breakdown



Center for Excellence
3%
HOF Promenade
Retail Center
2%
Other
3%
National Youth Football &
Sports Complex
5%
Fieldhouse /
Convention Center
3%
Waterpark
24%
HOF Premium
Hotels
16%
Stadium
18%
HOF Media
9%
Sponsorships
18%

Phase II Revenue Drivers

Asset Development:

- Waterpark creates destination attraction in the underserved Midwest region
- Village premium luxury hotel with significant meeting space
- Retail promenade with 12 unique retail/restaurant offerings

Event Programming:

- Continue to build out concert / live entertainment business and attract further sporting events
- Continued growth in youth sports participation expected
- Acquired rights to multiple youth sports programming opportunities

Alliance Sponsorships:

- Over $25M in long-term sponsorship agreements expected by 2024, including 8 best-in-class partners already signed to date
- Pipeline to potential future sponsors in diverse categories including autos, airlines, apparel, gaming and F&B

Media Development:

- Developing original programming for feature length films, shows, etc.
- 50 million pieces of intellectual property exclusively accessible in the archive as content development sources
- Ongoing discussions with studios and platforms

Source: Preliminary Management estimates as of September 2019; subject to change. Actual results may differ materially from forecasts.

Additional Growth Verticals



Fans gather to watch an e-sports tournament live





Fantasy Sports

- In 2018, **global market for Fantasy Sports was $13.9 billion**
- Expected to reach $33.2 billion by the end of 2025, a CAGR of 13.2% through 2025[1]

eGaming

- In 2019, revenues for eSports expected to grow +26.7% versus last year
- **Estimated to reach $1.8 billion in revenue by 2022**[2]
- 2019 media rights revenues expected to grow +41.8% year-over-year[2]

Destination-Based Entertainment Assets

- State of the art virtual reality themed attractions
- Live entertainment, restaurants, shopping and nightlife
- **National bar and restaurant franchising opportunities**

Expanded Youth Sports Programing

- **Youth Sports is a $15 billion industry**[3]
- Expand sports programing played on and off-site in tournaments in football and beyond, including basketball, volleyball and cheerleading
- Opportunity to produce exclusive content from tournaments
- Youth mentorship and coaching programs

Sports Betting

- **Since the US Supreme Court** permitted states to legalize sports betting in May 2018, **Americans have legally wagered more than $10 billion on sports**[4]
- Sportsbooks operate legally in 13 US states, up from just 5 one year ago[5]
- In early 2019, HB194 was introduced in Ohio legislature which would legalize sports wagering[6]

1. Orbis Research. "Global Fantasy Sports Industry 2014 Market Research Report." QY Research, 13 Apr. 2019.
2. Newzoo. Global ESports Market Report 2019, Fifth Edition., Newzoo, 2019.
3. Gregory, Sean. "Kids' Sports Leagues Have Turned Into a $15 Billion Industry." Time, 4 Sept. 2017.
4. Ramsey, Eric. "The First $10 Billion In Expanded US Sports Betting Revenue Goes To ..." Legal Sports Report, 19 Sept. 2019.
5. Ramsey, Eric. "NFL Football Is Here And This Is Where Sports Betting Is Legal." Legal Sports Report, 5 Sept. 2019.
6. "Ohio Sports Betting News 2019: Legal Sports Betting In Ohio." The Lines.

Compelling Investment Profile

1. Singular Opportunity to Invest in Powerful Brands
2. Leveraging Powerful Brands Across an Integrated Platform
3. Delivering Loyal Consumers One-of-a-Kind Experiences
4. Maximizing Media, Content & Sponsorship Opportunities
5. Outstanding Growth Profile with Preferential Tax Status
6. Exceptional Management with a Proven Track Record

Appendix

Illustrative Transaction Framework

Merger Transaction ($M)

Sources	
GPAQ Cash in Trust as Closing[1]	$117.0
HOFV Equity Consideration	248.2
Founders Equity	31.3
Total Sources	**$396.4**

Uses	
Equity Consideration - HOFV & Founders	$279.4
Senior Debt Repayment	67.0
Transaction Fees & Expenses	6.4
Payment for Real Estate & Other	5.0
Cash to Balance Sheet	38.6
Total Uses	**$396.4**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share / Reference Price[1]	$10.58
Pro Forma Shares O/S	39.0
Equity Value / Market Capitalization	**$412.7**
Net Debt[4]	($38.6)
Pro Forma Enterprise Value	**$374.1**

Phase II ($M)

Sources	
New Phase II Construction Financing	$214.8
TDD/TIF Public Financing (Net of Reserves)	65.0
Balance Sheet Cash at Close of GPAQ Merger	38.6
Total Sources	**$318.4**

Uses	
Remaining Phase II Construction Costs Estimate	$268.4
Illustrative Phase II Financing Costs	35.00
Long Term Phase II Working Capital	15.00
Total Uses	**$318.4**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share / Reference Price[1]	$10.58
Pro Forma Shares O/S	39.0
Equity Value / Market Capitalization	**$412.7**
Net Debt[5]	$199.8
Pro Forma Enterprise Value	**$612.5**

Pro Forma Ownership

	Shares	%
Current HOFV Stakeholders	26.2	67.1%
GPAQ Public Holders	11.1	28.3%
GPAQ Founders	1.8	4.6%
Total	**39.0**	**100.0%**


4.6%
28.3%
67.1%
Current HOFV Stakeholders
GPAQ Public Holders
GPAQ Founders

1. Assumes 11.1 million shares and an estimated Trust Value per Share equal to $10.58 at closing on December 15, 2019.
2. Includes equity ownership stakes of all HOFV shareholders, in addition to shares received by HOFV stakeholders related to transaction fees and expenses.
3. Includes equity attributable to GPAQ Sponsor Founders Shares and equity issued for Sponsor Loan conversion estimated to be approximately $2.2M.
4. Assumes no debt and $38.6M cash. Does not include non-recourse securitization of $9.8M as of 12/2019.
5. Assumes $214.8M debt and $15.0M cash.

Public Financing Opportunity – City & State

With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits

Tourism Development District (TDD) Bond Financing

- Ohio Revised Code 715.014 allows for the creation of a “tourism development district” (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres
- The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to “self-assess” taxes across all business activity within the established TDD boundaries for the following taxes:
  - Admissions and Parking tax
  - Gross Receipts tax
  - Hotel tax
  - Lease tax
- We will monetize these TDD revenue streams using a 30-year term, at an interest rate of ~6.5%
- In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes

Tax Increment Financing (TIF)

- Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure
- The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue
- We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 year term, at interest rates ranging between 5.5% and 6.50%

Production Tax Credits

- We have submitted an application to the State of Ohio for production tax credits in support of the local production and post production services to create The Hall of Fame Experience

Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections.

Qualified Opportunity Zone Investment Opportunity

Existing and planned developments in Canton, Ohio are located in a "qualified opportunity zone" (as defined in the 2017 Tax Cuts and Jobs Act), which may provide certain investors significant benefits

Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund ("QOF") Program is designed to encourage investment in low-income communities by offering tax incentives to investors who invest realized capital gains in QOFs

Tax Component	Details	Tax Benefit
Tax Deferral of Original Capital Gain	■ An investor who reinvests realized capital gains into a QOF generally within 180 days[1] may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an "inclusion event", or — December 31, 2026	■ Deferral of capital gains ■ More immediate capital to start compounding
Stepped-Up Basis on Original Capital Gain	■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step-up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step-up equal to 5% of deferred gain, resulting in a 15% total basis step-up	■ Tax reduction of deferred gain
Stepped-Up Basis of QOF	■ If the investor holds the QOF for at least 10 years: — Receives step-up in basis to the fair market value of the QOF investment immediately prior to sale	■ No capital gains taxed upon sale of QOF

Year 0: 2019

Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF

Year 5: 2024

Stepped-up Basis on Original Gain: Investor receives a step-up in basis equal to 10% of the original investment

Year 7: 2026

Stepped-up Basis on Original Gain: Investor receives an additional 5% step-up in basis, for an aggregate step-up equal to 15% of the original investment

Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026

Year 10: 2029

Stepped-up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF

[1] Source: Tax Cuts and Jobs Act of 2017. Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180- day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180-day period (generally the date the entity sold the capital gains property). Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property. The Tax Cuts and Jobs Act of 2017 provides that the 180- day period begins on the date of "sale," while the proposed regulations issued by the IRS refer to the date on which the gain is "recognized."